Exhibit B

Resolutions of the board or directors (including a majority of the disinterested directors) of New Mountain Finance Corporation

WHEREAS, the Company is required by the Investment Company Act to maintain a bond issued by a reputable fidelity insurance company to protect the Company against larceny and embezzlement (a “Fidelity Bond”);

NOW, THEREFORE, IT IS

RESOLVED, that the Company is authorized to obtain and maintain a Fidelity Bond; and

FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company to execute and deliver any documentation in connection with the Fidelity Bond with such changes therein as the officer executing the same may approve, such approval to be conclusively evidenced by his or her execution thereof, and to negotiate, execute and deliver all instruments, agreements, certificates and documents required by the Fidelity Bond, and to do and perform or cause to be done and performed all such acts and things, as any of them in his or her sole discretion shall approve, such approval to be conclusively evidenced by his or her execution thereof, and to carry out the intent and accomplish the purpose of the foregoing resolutions.

NOW, THEREFORE, IT IS

RESOLVED, that the Company is authorized to file with the Commission any such reports, information and documents (including, without limitation, any amendment, supplement or exhibit thereto) as may be necessary or advisable under (i) the Securities Act, (ii) the Exchange Act and (iii) the 1940 Act (as applicable), and that each Authorized Officer is authorized to prepare or cause to be prepared, and to execute, in the name and on behalf of the Company, and file or cause to be filed with the Commission, such reports, information and documents (including, without limitation, any amendment, supplement or exhibit thereto), in such form and with such changes, additions and modifications thereto as any Authorized Officer may approve, and to execute such other instruments, make all such other payments and do or cause to be done all such other acts and things, as in the opinion of such officer, may be necessary or advisable in order to effectuate this resolution and carry out the purposes hereof.

Resolutions of the board or directors (including a majority of the disinterested directors) of New Mountain Finance Holdings, LLC

WHEREAS, the LLC is required by the Investment Company Act to maintain a bond issued by a reputable fidelity insurance company to protect the LLC against larceny and embezzlement (a “Fidelity Bond”);

NOW, THEREFORE, IT IS

RESOLVED, that the LLC is authorized to obtain and maintain a Fidelity Bond; and

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed, in the name and on behalf of the LLC to execute and deliver any documentation in connection with the Fidelity Bond with such changes therein as the Authorized Officer executing the same may approve, such approval to be conclusively evidenced by his or her execution thereof, and to negotiate, execute and deliver all instruments, agreements, certificates and documents required by the Fidelity Bond, and to do and perform or cause to be done and performed all such acts and things, as any of them in his or her sole discretion shall approve, such approval to be conclusively evidenced by his or her execution thereof, and to carry out the intent and accomplish the purpose of the foregoing resolutions.

NOW, THEREFORE, IT IS

RESOLVED, that the Company is authorized to file with the Commission any such reports, information and documents (including, without limitation, any amendment, supplement or exhibit thereto) as may be necessary or advisable under (i) the Securities Act, (ii) the Exchange Act and (iii) the 1940 Act (as applicable), and that each Authorized Officer is authorized to prepare or cause to be prepared, and to execute, in the name and on behalf of the Company, and file or cause to be filed with the Commission, such reports, information and documents (including, without limitation, any amendment, supplement or exhibit thereto), in such form and with such changes, additions and modifications thereto as any Authorized Officer may approve, and to execute such other instruments, make all such other payments and do or cause to be done all such other acts and things, as in the opinion of such officer, may be necessary or advisable in order to effectuate this resolution and carry out the purposes hereof.

Resolution of the board of directors (including a majority of the disinterested directors) of New Mountain Finance AIV Holdings Corporation

WHEREAS, the Company is required by the Investment Company Act to maintain a bond issued by a reputable fidelity insurance company to protect the Company against larceny and embezzlement (a “Fidelity Bond”);

NOW, THEREFORE, IT IS

RESOLVED, that the Company is authorized to obtain and maintain a Fidelity Bond; and

FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company to execute and deliver any documentation in connection with the Fidelity Bond with such changes therein as the officer executing the same may approve, such approval to be conclusively evidenced by his or her execution thereof, and to negotiate, execute and deliver all instruments, agreements, certificates and documents required by the Fidelity Bond, and to do and perform or cause to be done and performed all such acts and things, as any of them in his or her sole discretion shall approve, such approval to be conclusively evidenced by his or her execution thereof, and to carry out the intent and accomplish the purpose of the foregoing resolutions.

RESOLVED, that the Company is authorized to file with the Commission any such reports, information and documents (including, without limitation, any amendment, supplement or exhibit thereto) as may be necessary or advisable under (i) the Securities Act of 1933, as amended, (ii) the Exchange Act and (iii) the Investment Company Act, and that each officer is authorized to prepare or cause to be prepared, and to execute, in the name and on behalf of the Company, and file or cause to be filed with the Commission, such reports, information and documents (including, without limitation, any amendment, supplement or exhibit thereto), in such form and with such changes, additions and modifications thereto as any officer may approve, and to execute such other instruments, make all such other payments and do or cause to be done all such other acts and things, as in the opinion of such officer, may be necessary or advisable in order to effectuate this resolution and carry out the purposes hereof.